Schedule of Investments
February 28, 2022 (Unaudited)
YCG Enhanced Fund

	Shares	Value
COMMON STOCKS - 94.32%
Automobiles - 1.02%
Ferrari NV (a)	22,928	$4,936,628
Banks - 2.89%
HDFC Bank Ltd. - ADR (a)	143,521	8,922,700
JPMorgan Chase & Co.	35,532	5,038,438
		13,961,138
Beverages - 1.93%
PepsiCo., Inc.	56,870	9,311,894
Capital Markets - 12.13%
Moody's Corp.	74,847	24,102,980
MSCI, Inc.	41,877	21,009,272
S&P Global, Inc.	19,003	7,139,427
The Charles Schwab Corp.	75,044	6,338,216
		58,589,895
Commercial Services & Supplies - 3.07%
Copart, Inc. (b)	120,695	14,831,002
Hotels, Restaurants & Leisure - 1.48%
Booking Holdings, Inc. (b)	3,294	7,155,391
Household Products - 3.54%
Colgate-Palmolive Co.	99,311	7,641,982
The Procter & Gamble Co. (c)	60,754	9,470,941
		17,112,923
Insurance - 10.97%
Aon PLC - Class A (a)(c)	66,807	19,516,997
Marsh & McLennan Cos, Inc.	100,424	15,606,894
The Progressive Corp.	168,897	17,891,259
		53,015,150
Interactive Media & Services - 8.77%
Alphabet, Inc. - Class C (b)	9,776	26,373,889
Meta Platforms, Inc. - Class A (b)	51,631	10,895,690
Tencent Holdings Ltd. - ADR (a)	94,651	5,091,277
		42,360,856
Internet & Direct Marketing Retail - 6.16%
Alibaba Group Holding Ltd. - ADR (a)(b)	24,684	2,596,510
Amazon.com, Inc. (b)	8,844	27,162,223
		29,758,733
IT Services - 7.34%
MasterCard, Inc. - Class A	77,951	28,126,280
PayPal Holdings, Inc. (b)	29,076	3,254,476
Visa, Inc. - Class A	18,925	4,090,071
		35,470,827
Personal Products - 6.47%
L'Oreal SA (a)(d)	31,022	12,348,138
The Estee Lauder Companies, Inc. - Class A	39,548	11,719,259
Unilever PLC - ADR (a)	143,369	7,207,159
		31,274,556
Professional Services - 6.09%
CoStar Group, Inc. (b)	232,844	14,205,813
Verisk Analytics, Inc.	85,668	15,192,363
		29,398,176
Real Estate Management & Development - 3.32%
CBRE Group, Inc. - Class A (b)	165,570	16,035,454
Software - 8.81%
Adobe, Inc. (b)	12,828	5,999,399
Intuit, Inc.	17,911	8,496,441
Microsoft Corp.	93,885	28,051,899
		42,547,739
Technology Hardware, Storage & Peripherals - 1.98%
Apple, Inc.	57,807	9,545,092
Textiles, Apparel & Luxury Goods - 8.35%
Adidas AG (a)	18,342	4,361,022
Hermes International (a)	7,311	10,181,264
LVMH Moet Hennessy Louis Vuitton SE (a)	12,432	9,198,615
NIKE, Inc. - Class B	121,659	16,612,536
		40,353,437
TOTAL COMMON STOCKS (Cost $282,648,795)		455,658,891
	Principal
SHORT-TERM INVESTMENTS - 3.99%	Amount
U.S. Treasury Bills - 3.99%
0.000%, 03/03/2022 (e)(f)	$108,000	$108,000
0.001%, 03/10/2022 (e)	193,000	192,999
0.002%, 03/17/2022 (e)	145,000	144,999
0.003%, 03/24/2022 (e)	106,000	105,999
0.004%, 03/31/2022 (e)	285,000	284,995
0.006%, 04/07/2022 (e)	105,000	104,997
0.007%, 04/21/2021 (e)	128,000	127,995
0.008%, 04/28/2022 (e)	7,906,000	7,905,682
0.010%, 05/05/2022 (e)	1,448,000	1,447,385
0.012%, 05/12/2022 (e)	1,465,000	1,464,204
0.018%, 05/19/2022 (e)	359,000	358,766
0.025%, 05/26/2022 (e)	288,000	287,794
0.032%, 06/02/2022 (e)	385,000	384,667
0.034%, 06/09/2022 (e)	60,000	59,939
0.055%, 06/16/2022 (e)	2,261,000	2,258,327
0.069%, 06/23/2023 (e)	1,726,000	1,723,618
0.111%, 06/30/2022 (e)	1,391,000	1,388,958
0.139%, 07/07/2022 (e)	63,000	62,887
0.210%, 07/14/2022 (e)	94,000	93,814
0.400%, 08/04/2022 (e)	458,000	456,830
0.580%, 08/11/2022 (e)	200,000	199,436
0.598%, 08/25/2022 (e)	63,000	62,800
0.607%, 08/18/2022 (e)	114,000	113,656
TOTAL SHORT-TERM INVESTMENTS (Cost $19,346,353)		19,338,747

Total Investments (Cost $301,995,148) - 98.31%		474,997,638
Other Assets in Excess of Liabilities - 1.69%		8,157,057
TOTAL NET ASSETS - 100.00%		$483,154,695

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Foreign issued security.
(b)	Non-income producing.
(c)	A portion of this security is pledged as collateral on options written. As of February 28, 2022, the value of collateral is $12,123,568.
(d)	A portion of this security is classified as illiquid due to a technicality on how it trades; however, it is valued the same as the regular shares.
(e)	Reflects the annualized yield on the date of purchase for discounted investments.
(f)	Less than 0.0005%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Schedule of Options Written
February 28, 2022 (Unaudited)
YCG Enhanced Fund

	Contracts	Notional Amount	Value
PUT OPTIONS (a)
Adobe, Inc.
Expiration: March 2022; Exercise Price: $550.00	139	7,645,000	$1,207,215
Expiration: April 2022; Exercise Price: $510.00	18	918,000	96,120
Expiration: May 2022; Exercise Price: $450.00	20	900,000	58,500
Alibaba Group Holding Ltd.
Expiration: March 2022; Exercise Price: $120.00	46	552,000	75,440
Expiration: May 2022; Exercise Price: $120.00	140	1,680,000	284,620
Amazon.com, Inc.
Expiration: April 2022; Exercise Price: $3,000.00	3	900,000	34,515
Expiration: May 2022; Exercise Price: $3,100.00	5	1,550,000	117,000
CoStar Group, Inc.
Expiration: April 2022; Exercise Price: $65.00	80	520,000	48,800
Expiration: April 2022; Exercise Price: $75.00	121	907,500	179,080
Intuit, Inc.
Expiration: April 2022; Exercise Price: $540.00	13	702,000	93,145
Meta Platforms, Inc.
Expiration: March 2022; Exercise Price: $340.00	3	102,000	39,060
Expiration: April 2022; Exercise Price: $225.00	42	945,000	84,084
Expiration: April 2022; Exercise Price: $315.00	50	1,575,000	520,000
Expiration: May 2022; Exercise Price: $210.00	35	735,000	57,750
Microsoft Corp.
Expiration: May 2022; Exercise Price: $290.00	92	2,668,000	135,240
Moody's Corp.
Expiration: May 2022; Exercise Price: $330.00	16	528,000	38,560
PayPal Holdings, Inc.
Expiration: March 2022; Exercise Price: $190.00	68	1,292,000	541,824
Expiration: April 2022; Exercise Price: $125.00	42	525,000	71,652
Expiration: April 2022; Exercise Price: $170.00	56	952,000	334,152
Expiration: May 2022; Exercise Price: $105.00	70	735,000	52,850
S&P Global, Inc.
Expiration: March 2022; Exercise Price: $420.00	14	588,000	65,380
Expiration: May 2022; Exercise Price: $380.00	13	494,000	25,350
Visa, Inc.
Expiration: March 2022; Exercise Price: $210.00	58	1,218,000	28,420
Expiration: March 2022; Exercise Price: $215.00	130	2,795,000	94,900
Total Options Written (Premiums received $2,406,547)			$4,283,657

(a) Exchange Traded

Valuation Measurements
Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than those valued using the amortized cost method) are valued at the market price furnished by a national pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments as of February 28, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$444,193,218	$11,465,673	$-	$455,658,891
Short-Term Investments	-	19,338,747	-	19,338,747
Total Investments in Securities	$444,193,218	$30,804,420	$-	$474,997,638
Liabilities
Other Financial Instruments**
Options Written	$3,338,692	$944,965	$-	$4,283,657

* Please refer to the schedule of investments to view securities by industry type.
** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

Derivative Instruments and Hedging Activities

The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration dateas realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of February 28, 2022, the Fund held securities with a value of $12,123,568 and cash of $10,241,647 as collateral for options written. During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

Statement of Assets and Liabilities -- Values of Derivative Instruments as of February 28, 2022:

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Location	Value
Equity Contracts - Options	Options Written, at value	$4,283,657

The average monthly market value of options written during the period ended February 28, 2022 was $3,485,495.

Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.